UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Eric A.S. Richards
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

ICA The Investment Company of America

[photo - acorns on a tree branch]

The power of dividends

Annual report for the year ended December 31, 2006

ICASM seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The Investment Company of America® is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	4
Feature article
The power of dividends	8
The portfolio counselors	13
Summary investment portfolio	14
Financial statements	18
Board of directors, advisory board and
other officers	30
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Please see page 5 for Class A share results with relevant sales charges deducted. Other share class results and important information can be found on page 3.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 to 26 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2007, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 1.97% (1.95% without the fee waiver).

Investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

[photo - acorns on a tree branch]

Fellow shareholders:

[Begin Sidebar]
2006 results at a glance

Year ended December 31, 2006
(with dividends and capital gain distributions reinvested)

Standard & Poor’s 500
	ICA	Composite Index*

Income return	+2.38%	+2.01%
Capital return	+13.56%	+13.77%
Total return	+15.94%	+15.78%

*The index is unmanaged and does not reflect sales charges, commissions or expenses.

Dividends and capital gain distribution paid in 2006

	Per share	Payment date

Income dividends	$0.15	March 6
	$0.15	June 5
	$0.15	Sept. 5
	$0.29	Dec. 22
	$0.74

Capital gain distribution	$2.062	Dec. 22

Expense ratios and portfolio turnover rates1

Year ended December 31, 2006

	Expense	Portfolio
	ratio	turnover rate

ICA	0.54%[2]	20%
Industry average[3]	1.17%	59%

ICA’s gross expense ratio was 0.57%.

1 The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
2 The figure shown reflects a fee waiver, without which it would have been higher. Please see the Financial Highlights table on pages 25 to 26 for details. The waiver may be discontinued at any time in consultation with the fund’s board, but it is expected to continue at the current level until further review. The fund’s investment adviser and board intend to review the waiver as circumstances warrant.
3 Lipper Growth & Income Funds Average (with an initial sales charge).

The U.S. economy during 2006 proved resilient and stock markets posted large gains, helped by investor optimism, strong company earnings and a supportive global economy.

In that positive environment, The Investment Company of America delivered a 15.9% total return for the fiscal year ended December 31, 2006. That compares with the 15.8% gain of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of primarily large-capitalization companies listed on U.S. exchanges. ICA’s return assumes reinvestment of quarterly dividends totaling 74 cents a share and a capital gain distribution of $2.06 a share that was paid in December.

ICA, with its conservative growth-and-income approach and focus on the long term, has seen solid returns over extended time frames as well. For the five years ended December 31, 2006 — a period of some volatility in market conditions — ICA produced an average annual total return of 8.0% versus 6.2% for the S&P 500. Over a 10-year span, ICA gained an average annual total return of 10.5% versus 8.4% for the S&P 500.

Stalwart economy

Despite concerns during the year about rising inflation, high oil prices and a slowing housing market, the U.S. economy powered ahead. There were indications late in the year that the housing market may have reached a trough, and oil prices fell sharply. The unemployment rate remained fairly tight, hovering around 4.5% during the year, boosting optimism about the economy. The Federal Reserve continued to tighten credit until late in the summer, when evidence of a cooling U.S. economy emerged. The central bank left the federal funds rate unchanged at 5.25% in August, after notching up the overnight banking rate 17 consecutive times since June 2004.

A light on dividends

Dividend income continued to be a bulwark for the fund’s returns. At 2.38% for the year ended December 31, 2006, the fund’s income return was comfortably higher than the S&P 500’s income return of 2.01%. (To read more about the fund’s philosophy about investing for dividend income, please see the feature, “The power of dividends,” beginning on page 8 of this report.)

We are pleased to note that, beginning with the March payment, ICA’s quarterly dividend was raised to 15 cents. The fund also paid a one-time special dividend of 14 cents a share in December. These increases reflect the higher interest-rate environment as well as a renewed corporate focus on dividends. The latter trend should prove particularly beneficial for ICA.

Strong equity markets

Robust corporate earnings and stable price-to-earnings multiples buoyed the stock markets during the fund’s fiscal year. Telecommunications was one of ICA’s largest industry concentrations and returns for these holdings were generally strong. One reason for this was increased merger and consolidation activity; notable was AT&T’s acquisition of BellSouth. BellSouth stock was the top gainer in the ICA portfolio for the year, gaining 73.8% before the shares came under AT&T’s purview. AT&T stock posted a 46.0% gain for the year.

The past year’s run-up in oil prices continued through the beginning of the period; however, it reversed later in the year, causing several energy stocks to give up some of their gains. Overall, oil-related stocks — one of the fund’s largest industry concentrations — helped the fund, particularly Chevron (the ninth-largest holding), which gained 29.5%. Marathon Oil, Schlumberger, Royal Dutch Shell and ConocoPhillips were also strong contributors.

In other industries, returns tended to vary stock by stock, highlighting the importance of ICA’s careful stock selection. For example, in pharmaceuticals, Merck, Roche Holdings and Abbott Labs added to the fund’s return, while Pfizer, Wyeth and AstraZeneca did not gain as much. Some technology companies rebounded from earlier lows, such as Cisco Systems, Hewlett-Packard and software company Oracle. Others had a poor year, including Intel and Texas Instruments.

A global component

The Investment Company of America emphasizes investments in well-established blue-chip companies, representing a broad swath of the U.S. economy, and those companies make up 74.7% of the fund. In addition, about 10.1% of the fund was invested in non-U.S. holdings during the year, including 7.2% in Europe and 2.1% in Asia. These markets fared better than the U.S. market during the year, providing an extra boost to the fund’s return. The Japanese equity market did not rise as much as expected; however, our selections tended to do better than the market overall. Toyota Motor, for example, was up 29.0%.

Looking ahead

The outlook for the U.S. economy appears reasonably solid. Inflation looks contained within the Fed’s target range, consumer spending remains on track and corporate earnings continue to surpass expectations. Adding to that, energy prices appear to be stabilizing, employment figures are level and the housing market may have troughed. Still, there are significant unknowns that could inject uncertainty into financial markets, including the rumblings of strife around the world and the possibility of greater volatility in the stock markets. We are cautiously monitoring these conditions.

ICA’s turnover rate, which indicates the percentage of the fund’s holdings that have been bought or sold over the year, was 20% for the year — considerably lower than the industry average of 59%. The low turnover shows our commitment to investing for the long term. In addition, ICA’s annual expense ratio is less than half of the industry average.

We welcome new shareholders to ICA and, as always, we appreciate your commitment to long-term investing and thank you for your support.

Sincerely,

/s/ R. Michael Shanahan	/s/ James F. Rothenberg
R. Michael Shanahan	James F. Rothenberg
Vice Chairman and	President
Chief Executive Officer

February 7, 2007

For current information about the fund, visit americanfunds.com.

Other share class results

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2006:

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+10.04%	+6.85%	+5.25%
Not reflecting CDSC	+15.04%	+7.15%	+5.25%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+14.00%	+7.09%	+6.05%
Not reflecting CDSC	+15.00%	+7.09%	+6.05%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+15.95%	+7.92%	+6.88%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+9.21%	—	+7.31%
Not reflecting maximum sales charge	+15.87%	—	+8.62%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+9.90%	—	+7.38%
Not reflecting CDSC	+14.90%	—	+7.69%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+13.94%	—	+8.06%
Not reflecting CDSC	+14.94%	—	+8.06%

Class 529-E shares*†— first sold 3/1/02	+15.52%	—	+7.84%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+16.10%	—	+13.34%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 to 26 for details that include expense ratios for all share classes.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in The Investment Company of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

The value of a long-term perspective (1934 to 2006)

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.†

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 73 years, from January 1, 1934, through December 31, 2006, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $66,504,440, compared with $25,287,374 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1996. At that time, the value of the investment illustrated here was $24.6 million. Since then, it has more than doubled, to $66.5 million. Thus, in the same period, the value of your 1996 investment — regardless of size — has also more than doubled.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

†The maximum initial sales charge was 8.5% prior to July 1, 1988.

[Begin Sidebar]
Average annual total returns based on a $1,000 investment (for periods ended December 31, 2006)*

	1 year	5 years	10 years

Class A shares	+9.28%	+6.73%	+9.82%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.57% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be 0.54%.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 to 26 for details.
[End Sidebar]

[Begin Sidebar]
Average annual returns for 73 years (1/1/34-12/31/06)*

Income return	3.2%
Capital return	9.6%
Total return	12.8%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 to 26 for details.
[End Sidebar]

[begin mountain chart]

Date	ICA with dividends reinvested		ICA with dividends taken in cash
1/1/1934	9,426		9,426
3/31/1934	12,022		12,022
9/30/1934	9,735		9,735
12/31/1934	11,822		11,822
3/31/1935	11,109		11,109
12/31/1935	21,643		21,643
4/30/1936	21,738		21,738
12/31/1936	31,560		31,042
3/31/1937	34,870		34,173
12/31/1937	19,424		18,339
3/31/1938	16,450		15,458
12/31/1938	24,776		23,174
5/17/1939	19,196		17,954
10/26/1939	26,380		24,439
12/31/1939	24,986		22,860
4/9/1940	26,104		23,788
5/22/1940	18,337		16,710
12/31/1940	24,384		21,460
4/22/1941	20,228		17,599
7/28/1941	25,516		21,886
12/31/1941	22,590		18,816
4/28/1942	20,675		17,070
11/17/1942	25,558		20,530
12/31/1942	26,376		20,893
1/6/1943	26,421		20,929
6/5/1943	34,560		27,239
12/31/1943	35,019		26,861
1/3/1944	34,911		26,778
12/11/1944	42,785		32,140
12/31/1944	43,193		32,130
12/1/1945	58,160		42,529
12/31/1945	59,091		42,949
5/28/1946	69,344		50,213
10/9/1946	51,668		37,011
12/31/1946	57,692		40,687
2/8/1947	59,739		42,131
5/19/1947	47,608		33,318
12/31/1947	58,217		39,332
2/11/1948	51,157		34,562
6/14/1948	64,466		43,169
12/31/1948	58,430		37,714
6/13/1949	51,933		33,172
12/31/1949	63,941		39,436
7/13/1950	61,544		37,284
11/24/1950	75,452		45,291
12/31/1950	76,618		45,185
1/3/1951	77,522		45,718
9/13/1951	90,575		52,493
12/31/1951	90,274		51,159
5/1/1952	87,738		49,312
11/26/1952	98,358		54,208
12/31/1952	101,293		55,306
1/5/1953	101,540		55,440
9/14/1953	90,546		47,981
12/31/1953	101,747		53,362
1/11/1954	102,187		53,593
11/26/1954	150,963		77,300
12/31/1954	158,859		80,780
1/6/1955	153,710		78,162
12/5/1955	197,380		98,416
12/31/1955	199,216		98,531
1/23/1956	188,642		93,301
8/2/1956	228,301		111,574
12/31/1956	220,648		106,303
7/10/1957	234,719		111,636
12/23/1957	191,223		89,401
12/31/1957	194,433		90,912
1/2/1958	196,485		91,871
12/31/1958	281,479		128,040
2/9/1959	276,271		125,672
8/3/1959	317,753		142,951
12/31/1959	321,419		142,883
1/5/1960	322,622		143,418
3/8/1960	294,359		130,051
12/31/1960	335,999		145,598
1/3/1961	333,381		144,463
11/29/1961	416,623		177,692
12/31/1961	413,553		175,370
1/3/1962	412,847		175,071
6/25/1962	302,234		126,569
12/31/1962	358,801		148,179
3/1/1963	362,959		148,959
11/13/1963	435,346		176,692
12/31/1963	440,900		177,834
1/2/1964	443,327		178,813
11/18/1964	524,007		208,216
12/31/1964	512,592		202,347
6/28/1965	515,302		201,387
11/30/1965	636,844		247,766
12/31/1965	650,691		251,554
2/11/1966	695,632		268,929
10/7/1966	554,914		211,085
12/31/1966	657,094		248,035
1/4/1967	653,924		246,838
9/25/1967	848,270		315,022
12/31/1967	846,942		312,474
3/5/1968	767,364		281,436
11/29/1968	1,016,106		368,877
12/31/1968	990,641		356,574
2/6/1969	997,966		359,210
12/17/1969	861,534		301,409
12/31/1969	884,825		309,612
1/5/1970	900,901		315,237
5/26/1970	671,567		232,836
12/31/1970	908,020		307,422
1/4/1971	899,324		304,478
4/28/1971	1,041,783		349,622
12/31/1971	1,062,653		349,729
1/3/1972	1,061,134		349,229
12/11/1972	1,236,416		399,226
12/31/1972	1,231,089		394,703
1/5/1973	1,240,738		397,797
12/13/1973	969,368		300,861
12/31/1973	1,024,069		317,912
3/13/1974	1,078,732		331,700
10/3/1974	753,595		227,497
12/31/1974	840,311		245,527
1/2/1975	860,275		251,360
7/15/1975	1,192,557		342,306
12/31/1975	1,137,662		317,656
1/2/1976	1,146,259		320,057
12/15/1976	1,445,050		393,403
12/31/1976	1,474,372		398,100
1/3/1977	1,468,350		396,474
10/25/1977	1,332,040		350,404
12/31/1977	1,436,404		374,309
3/1/1978	1,346,165		347,473
9/11/1978	1,868,543		475,286
12/31/1978	1,647,486		414,423
2/27/1979	1,616,223		406,559
9/21/1979	1,993,884		489,102
12/31/1979	1,963,313		475,671
4/21/1980	1,749,599		419,477
11/18/1980	2,440,065		573,991
12/31/1980	2,380,191		552,244
4/27/1981	2,540,345		583,092
9/25/1981	2,250,820		505,060
12/31/1981	2,401,095		530,866
8/12/1982	2,283,451		486,986
12/7/1982	3,273,730		683,755
12/31/1982	3,212,002		670,593
1/24/1983	3,149,704		657,586
10/10/1983	3,954,414		800,660
12/31/1983	3,859,718		774,521
1/5/1984	3,938,558		790,342
7/24/1984	3,487,720		684,698
12/31/1984	4,117,193		791,975
1/8/1985	4,042,335		777,575
12/31/1985	5,491,899		1,017,909
1/10/1986	5,378,077		996,812
8/26/1986	6,822,055		1,244,530
12/31/1986	6,685,668		1,200,523
8/25/1987	8,964,992		1,587,087
12/4/1987	6,490,173		1,124,110
12/31/1987	7,049,189		1,220,933
1/20/1988	6,898,255		1,194,791
10/20/1988	8,057,725		1,361,557
12/31/1988	7,989,297		1,327,380
1/3/1989	7,952,253		1,321,225
10/9/1989	10,570,716		1,717,619
12/31/1989	10,338,606		1,652,758
7/16/1990	11,034,382		1,738,645
9/24/1990	9,349,249		1,461,722
12/31/1990	10,409,044		1,598,827
1/9/1991	9,964,580		1,530,558
12/31/1991	13,171,913		1,969,884
4/8/1992	12,725,819		1,890,999
12/8/1992	14,053,663		2,062,293
12/31/1992	14,092,259		2,052,171
12/31/1993	15,729,390		2,234,162
2/2/1994	16,250,342		2,308,157
12/31/1994	15,753,859		2,180,619
12/13/1995	20,601,536		2,800,127
12/31/1995	20,578,729		2,779,669
1/10/1996	20,131,158		2,719,214
11/29/1996	24,948,962		3,317,338
12/31/1996	24,560,579		3,247,865
1/2/1997	24,449,079		3,233,121
10/7/1997	32,201,069		4,203,593
12/31/1997	31,881,159		4,142,665
1/9/1998	30,538,200		3,968,160
11/27/1998	38,263,637		4,911,956
12/31/1998	39,193,520		5,008,240
7/16/1999	44,986,534		5,706,524
12/14/1999	43,402,315		5,461,630
12/31/1999	45,682,203		5,748,525
6/2/2000	48,297,061		6,033,245
12/20/2000	45,816,353		5,674,950
12/31/2000	47,435,198		5,875,465
2/1/2001	48,641,695		6,024,905
9/21/2001	39,682,272		4,850,856
12/31/2001	45,258,581		5,507,475
3/19/2002	46,842,670		5,674,249
10/9/2002	34,116,968		4,090,963
12/31/2002	38,709,050		4,616,859
3/11/2003	35,518,986		4,211,803
12/31/2003	48,891,609		5,713,492
8/12/2004	47,651,727		5,519,344
12/1/2004	53,072,477		6,119,617
12/31/2004	53,674,543		6,162,997
4/20/2005	51,443,944		5,882,406
12/14/2005	57,922,995		6,565,847
12/31/2005	57,361,396		6,446,513
6/13/2006	58,037,711		6,462,958
12/15/2006	66,714,106		7,396,222
12/31/2006	$66,504,440	(1)	$7,313,239	(2)

Date	S&P 500 with dividends reinvested
1/1/1934	10,000
2/6/1934	11,741
7/26/1934	8,454
12/31/1934	9,851
3/14/1935	8,427
11/19/1935	14,477
12/31/1935	14,555
11/9/1936	19,849
12/31/1936	19,479
3/6/1937	21,235
11/24/1937	11,991
12/31/1937	12,670
3/31/1938	10,259
11/9/1938	17,200
12/31/1938	16,604
4/8/1939	12,860
12/31/1939	16,542
1/3/1940	16,913
6/10/1940	12,166
12/31/1940	14,918
1/10/1941	15,313
12/31/1941	13,193
4/28/1942	11,422
12/31/1942	15,880
7/14/1943	21,055
12/31/1943	19,980
2/7/1944	19,830
12/31/1944	23,920
12/10/1945	33,103
12/31/1945	32,629
5/29/1946	36,538
10/9/1946	27,277
12/31/1946	29,994
2/8/1947	31,833
5/17/1947	27,243
12/31/1947	31,703
2/14/1948	28,756
6/15/1948	36,057
12/31/1948	33,420
6/13/1949	30,578
12/31/1949	39,688
1/14/1950	39,428
12/31/1950	52,266
10/15/1951	63,758
12/31/1951	64,813
2/20/1952	63,185
12/31/1952	76,702
9/14/1953	67,974
12/31/1953	75,955
12/31/1954	115,881
1/17/1955	111,372
11/14/1955	154,321
12/31/1955	152,428
1/23/1956	144,485
8/2/1956	170,376
12/31/1956	162,378
7/15/1957	174,227
10/22/1957	139,617
12/31/1957	144,887
12/31/1958	207,642
2/9/1959	201,972
8/3/1959	232,356
12/31/1959	232,467
10/25/1960	208,328
12/31/1960	233,601
12/12/1961	300,180
12/31/1961	296,461
6/26/1962	219,517
12/31/1962	270,656
1/2/1963	268,898
12/31/1963	332,369
11/20/1964	391,802
12/31/1964	387,133
6/28/1965	377,268
11/15/1965	433,749
12/31/1965	435,356
2/9/1966	444,115
10/7/1966	353,265
12/31/1966	391,500
9/25/1967	485,648
12/31/1967	485,272
3/5/1968	443,658
11/29/1968	560,886
12/31/1968	538,975
5/14/1969	556,520
12/31/1969	493,481
5/26/1970	375,967
12/31/1970	512,963
4/28/1971	587,707
11/23/1971	515,114
12/31/1971	586,320
12/11/1972	702,350
12/31/1972	697,692
1/11/1973	710,635
12/5/1973	560,537
12/31/1973	595,206
1/3/1974	608,935
10/3/1974	392,237
12/31/1974	437,674
7/15/1975	623,524
12/31/1975	600,610
9/21/1976	736,520
12/31/1976	744,318
11/2/1977	653,147
12/31/1977	691,044
3/6/1978	637,133
9/12/1978	804,939
12/31/1978	736,452
10/5/1979	887,816
12/31/1979	873,499
3/27/1980	801,694
11/28/1980	1,192,966
12/31/1980	1,156,970
1/6/1981	1,177,082
9/25/1981	993,719
12/31/1981	1,100,011
8/12/1982	952,442
11/9/1982	1,348,614
12/31/1982	1,337,025
1/3/1983	1,315,159
10/10/1983	1,696,711
12/31/1983	1,638,595
7/24/1984	1,503,740
11/6/1984	1,760,537
12/31/1984	1,741,395
1/4/1985	1,704,326
12/31/1985	2,293,883
1/22/1986	2,209,306
12/2/1986	2,846,898
12/31/1986	2,722,038
8/25/1987	3,851,956
12/4/1987	2,588,662
12/31/1987	2,864,962
1/20/1988	2,813,363
10/21/1988	3,379,672
12/31/1988	3,339,470
10/9/1989	4,438,664
12/31/1989	4,395,793
7/16/1990	4,669,466
10/11/1990	3,773,954
12/31/1990	4,259,140
1/9/1991	4,017,563
12/31/1991	5,553,915
4/8/1992	5,290,606
12/18/1992	6,039,956
12/31/1992	5,976,474
1/8/1993	5,885,121
12/31/1993	6,577,517
2/2/1994	6,806,430
4/4/1994	6,231,341
12/31/1994	6,664,017
12/13/1995	9,234,475
12/31/1995	9,165,271
1/10/1996	8,905,609
11/25/1996	11,473,195
12/31/1996	11,268,247
12/5/1997	15,211,783
12/31/1997	15,026,327
1/9/1998	14,364,532
12/29/1998	19,495,529
12/31/1998	19,320,168
1/14/1999	19,052,345
12/31/1999	23,384,822
3/24/2000	24,358,139
12/20/2000	20,344,921
12/31/2000	21,256,384
1/30/2001	22,116,924
9/21/2001	15,685,356
12/31/2001	18,731,955
1/4/2002	19,130,553
10/9/2002	12,823,508
12/31/2002	14,593,631
3/11/2003	13,325,833
12/31/2003	18,777,238
8/12/2004	18,124,599
12/30/2004	20,815,662
12/31/2004	20,819,110
4/20/2005	19,628,447
12/14/2005	22,239,332
12/31/2005	21,840,638
6/13/2006	21,583,322
12/15/2006	25,408,641
12/31/2006	$25,287,374

Year Ended December 31	1934	1935	1936	1937	1938	1939	1940	1941	1942	1943	1944	1945	1946	1947	1948
Year-by year summary of results ($ in 000)

Dividends reinvested	-	-	$ 0.4	1.0	0.2	0.5	0.9	1.3	1.2	1.1	1.2	1.2	1.8	2.4	2.7

Value at year-end	$ 11.8	21.6	31.6	19.4	24.8	25.0	24.4	22.6	26.4	35.0	43.2	59.1	57.7	58.2	58.4

Dividends in cash	-	-	$ 0.4	1.0	0.2	0.5	0.8	1.1	1.0	0.9	0.9	0.9	1.3	1.7	1.8

Value at year-end	$ 11.8	21.6	31.0	18.3	23.2	22.9	21.5	18.8	20.9	26.9	32.1	42.9	40.7	39.3	37.7
Annual percentage return assuming dividends reinvested
Income Return	0.0	0.0	1.8	3.2	0.9	2.2	3.6	5.2	5.3	4.2	3.5	2.8	3.0	4.2	4.6

Capital Return	18.2	83.1	44.0	-41.7	26.7	-1.4	-6.0	-12.6	11.5	28.6	19.8	34.0	-5.4	-3.3	-4.2

ICA Total Return	18.2	83.1	45.8	-38.5	27.6	0.8	-2.4	-7.4	16.8	32.8	23.3	36.8	-2.4	0.9	0.4

Fund Expenses[3]	0.94	1.13	1.19	1.53	1.89	2.02	1.88	1.95	2.13	1.72	1.45	1.06	0.98	1.10	1.08

Year Ended December 31	1949	1950	1951	1952	1953	1954	1955	1956	1957	1958	1959	1960	1961	1962	1963	1964	1965	1966	1967	1968
Year-by year summary of results ($ in 000)

Dividends reinvested	2.7	3.2	3.4	3.5	3.9	4.1	5.1	5.6	6.2	6.5	7.0	8.1	8.4	9.1	9.6	10.7	12.1	15.5	18.4	22.6

Value at year-end	63.9	76.6	90.3	101.3	101.7	158.9	199.2	220.6	194.4	281.5	321.4	336.0	413.6	358.8	440.9	512.6	650.7	657.1	846.9	990.6

Dividends in cash	1.7	1.9	2.0	2.0	2.1	2.1	2.6	2.7	3.0	3.0	3.2	3.6	3.6	3.8	3.9	4.3	4.7	5.9	6.9	8.3

Value at year-end	39.4	45.2	51.2	55.3	53.4	80.8	98.5	106.3	90.9	128.0	142.9	145.6	175.4	148.2	177.8	202.3	251.6	248.0	312.5	356.6
Annual percentage return assuming dividends reinvested
Income Return	4.6	4.9	4.4	3.9	3.9	4.0	3.2	2.8	2.8	3.4	2.5	2.5	2.5	2.2	2.7	2.4	2.4	2.4	2.8	2.7

Capital Return	4.8	14.9	13.4	8.3	-3.5	52.1	22.2	8.0	-14.7	41.4	11.7	2.0	20.6	-15.4	20.2	13.9	24.5	-1.4	26.1	14.3

ICA Total Return	9.4	19.8	17.8	12.2	0.4	56.1	25.4	10.8	-11.9	44.8	14.2	4.5	23.1	-13.2	22.9	16.3	26.9	1.0	28.9	17.0

Fund Expenses[3]	0.96	1.01	0.93	0.81	0.85	0.88	0.86	0.80	0.76	0.68	0.64	0.62	0.59	0.61	0.59	0.58	0.57	0.52	0.50	0.49

Year Ended December 31	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989
Year-by year summary of results ($ in 000)

Dividends reinvested	25.3	27.3	28.6	29.9	33.4	52.2	49.8	46.4	49.8	56.0	70.0	91.3	115.9	146.1	147.2	160.4	174.9	203.8	267.5	318.7	370.8

Value at year-end	884.8	908.0	1,062.7	1,231.1	1,024.1	840.3	1,137.7	1,474.4	1,436.4	1,647.5	1,963.3	2,380.2	2,401.1	3,212.0	3,859.7	4,117.2	5,491.9	6,685.7	7,049.2	7,989.3	10,338.6

Dividends in cash	9.0	9.4	9.6	9.7	10.6	15.9	14.3	12.8	13.3	14.4	17.3	21.7	26.4	31.6	30.3	31.7	33.2	37.3	47.5	54.4	60.7

Value at year-end	309.6	307.4	349.7	394.7	317.9	245.5	317.7	398.1	374.3	414.4	475.7	552.2	530.9	670.6	774.5	792.0	1,017.9	1,200.5	1,220.9	1,327.4	1,652.8
Annual percentage return assuming dividends reinvested
Income Return	2.6	3.1	3.1	2.8	2.7	5.1	5.9	4.1	3.4	3.9	4.2	4.7	4.9	6.1	4.6	4.2	4.2	3.7	4.0	4.5	4.6

Capital Return	-13.3	-0.5	13.9	13.1	-19.5	-23.0	29.5	25.5	-6.0	10.8	15.0	16.5	-4.0	27.7	15.6	2.5	29.2	18.0	1.4	8.8	24.8

ICA Total Return	-10.7	2.6	17.0	15.9	-16.8	-17.9	35.4	29.6	-2.6	14.7	19.2	21.2	0.9	33.8	20.2	6.7	33.4	21.7	5.4	13.3	29.4

Fund Expenses[3]	0.48	0.55	0.51	0.49	0.47	0.49	0.48	0.46	0.49	0.49	0.47	0.46	0.45	0.46	0.44	0.47	0.43	0.41	0.42	0.48	0.52

Year Ended December 31	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Year-by year summary of results ($ in 000)

Dividends reinvested	406.3	320.4	357.8	374.4	407.2	450.1	480.1	510.3	584.1	651.8	743.4	804.1	833.3	864.3	887.4	1,196.3	1,364.6

Value at year-end	10,409.0	13,171.9	14,092.3	15,729.4	15,753.9	20,578.7	24,560.6	31,881.2	39,193.5	45,682.2	47,435.2	45,258.6	38,709.1	48,891.6	53,674.5	57,361.4	66,504.4

Dividends in cash	64.1	48.7	53.0	54.0	57.3	61.7	64.3	67.0	75.4	82.8	93.0	99.0	100.7	102.2	103.0	136.3	152.1

Value at year-end	1,598.8	1,969.9	2,052.2	2,234.2	2,180.6	2,779.7	3,247.9	4,142.7	5,008.2	5,748.5	5,875.5	5,507.5	4,616.9	5,713.5	6,163.0	6,446.5	7,313.2
Annual percentage return assuming dividends reinvested
Income Return	3.9	3.1	2.7	2.7	2.6	2.9	2.3	2.1	1.8	1.7	1.6	1.7	1.8	2.2	1.8	2.2	2.4

Capital Return	-3.2	23.4	4.3	8.9	-2.4	27.7	17.0	27.7	21.1	14.9	2.2	-6.3	-16.3	24.1	8.0	4.7	13.5

ICA Total Return	0.7	26.5	7.0	11.6	0.2	30.6	19.3	29.8	22.9	16.6	3.8	-4.6	-14.5	26.3	9.8	6.9	15.9

Fund Expenses[3]	0.55	0.59	0.58	0.59	0.60	0.60	0.59	0.56	0.55	0.55	0.56	0.57	0.59	0.59	0.57	0.55	0.54

The results shown are before taxes on fund distributions and sale of fund shares.
The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.

1 Includes dividends of $13,883,065 and capital gain distributions of $28,355,908 reinvested in the years 1936 to 2006.
2 Includes reinvested capital gain distributions of $3,912,107, but does not reflect income dividends of $2,009,383 taken in cash.
3 Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.
[end mountain chart]

[photo - water dripping into a water barrel]

The power of dividends

Little things add up. Drops of water become gallons, tiny seeds become fields of wheat and pennies saved become dollars. The incremental accumulation of dividends can be a similar powerful force for investors. Dividends add a steady stream of income to a portfolio, can help reduce volatility, encourage corporate management teams to share profits with shareholders first and provide a solid basis for a stock’s total value over the long term.

Investing for dividend income, which fell out of favor during the roaring 1990s stock market, has regained investors’ attention. For the portfolio counselors of The Investment Company of America, however, the search for solid dividend payers has always been part of their investment philosophy. They believe dividend income is a key factor in long-term investment success — especially for investors who make regular withdrawals. This approach has proved successful through bubbles, fads and crashes.

ICA’s president, Jim Rothenberg, with 37 years of investing experience at American Funds, says the total return provided by dividend-paying stocks can give a more stable return for equities, smoothing out market volatility and creating a cushion for bear markets. Stocks that pay dividends are generally less volatile than stocks that rely solely on capital appreciation because dividend payouts, unlike stock prices, are not based on market perceptions. “Companies set their dividends according to their profitability, whereas the market sets the yield based on an evaluation of companies’ prospects,” adds ICA portfolio counselor Jim Lovelace.

A stock’s price is essentially an indication of how much the market believes a company is worth at a given moment, which can fluctuate rather substantially from moment to moment depending on sentiment. Dividends have helped take the edges off volatility because they tend to be predictable, relatively stable and not directly affected by market fluctuations. “Dividends are particularly helpful in a difficult market, because they can partially offset declines in share prices,” says Don O’Neal, a portfolio counselor for ICA.

Reinvested dividends have grown

When shareholders reinvest their dividend payments, it can add considerably to total return, particularly in a flat or down market. In the 10-year period from 1972 to 1982, the Dow Jones Industrial Average barely budged, starting at 1003.16 in November 1972 and ending at 1003.68 in October 1982. By reinvesting dividends, $10,000 placed in that index in 1972 would have grown to $16,936 by 1982 — a gain of 69% — despite the flat market. That same $10,000 investment made in 1972 with no reinvestment of dividends would have gained only $5, or 0.05%, to end at $10,005 in 1982. Dividends taken in cash would have totaled $4,535 in that period. (See chart on page 10.)

Reinvested dividends have made a significant contribution to total return over the past 80 years. In fact, they accounted for more than 40% of the total return of Standard & Poor’s 500 Composite Index from 1926 through 2006 (an annualized 10% gain). The long-term strength of dividends and their prominent role in the fund’s strategy has helped ICA shareholders considerably over the years, as shown in the mountain chart on pages 4 to 7. A dividend-focused strategy historically has worked best in a moderately favorable investment environment, a scenario many project for the next several years. With dividends, a fund doesn’t have to rely solely on a strong market to see returns.

[Begin Sidebar]
The importance of dividends

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

The Investment Company of America knows the beauty of steady income that comes from dividends. The fund’s central focus is on long-term growth of capital and income, with a greater emphasis on future dividends than on current income. Dividends provide a cushion in flat and declining markets, adding a measure of consistency and a defense against inflation.

The benefit of a steady stream of cash becomes particularly apparent when looking at the market period from 1972 to 1982, which saw an essentially flat stock market. At a time of economic uncertainty, high inflation, tension in the Middle East and rising energy prices, the Dow Jones Industrial Average barely budged in those 10 years, starting at 1003.16 on November 14, 1972, and ending at 1003.68 on October 12, 1982. However, the power of reinvested dividends would have brought a hypothetical $10,000 investment mirroring the Dow index to $16,936 — instead of the $10,005 without reinvested dividends.

The difference in reinvested dividends is also apparent in ICA’s results for the same time period. A $10,000 investment in ICA made November 14, 1972 — with dividends reinvested — would have grown to $24,686, compared with $16,122 without reinvestment.

[begin line chart]
A $10,000 investment in a “flat” stock market
(November 14, 1972 - October 12, 1982)1

	ICA with dividends reinvested	ICA with dividends taken in cash[2]	DJIA with dividends reinvested	DJIA with dividends taken in cash[3]
11/14/1972	$10,000	$10,000	$10,000	$10,000
12/31/1972	10,272	10,200	10,228	10,168
12/31/1973	8,545	8,215	8,868	8,482
12/31/1974	7,011	6,345	6,764	6,143
12/31/1975	9,493	8,209	9,799	8,497
12/31/1976	12,302	10,287	12,046	10,015
12/31/1977	11,985	9,673	10,497	8,286
12/31/1978	13,747	10,709	10,792	8,025
12/31/1979	16,382	12,292	11,944	8,361
12/31/1980	19,860	14,271	14,587	9,610
12/31/1981	20,035	13,718	14,064	8,722
10/12/1982	24,686	16,122	16,936	10,005

1 As measured by the Dow Jones Industrial Average, a price-weighted average of 30 actively traded industrial and service-oriented blue chip stocks. The DJIA is unmanaged and does not reflect sales charges, commissions or expenses.
2 Dividends taken in cash would have totaled $4,510.
3 Dividends taken in cash would have totaled $4,535.
[End Sidebar]
[end line chart]

Back to tradition

Dividends lost corporate support in the bull market of the 1990s, when the market saw rapid increases in stock prices. Investors seemed to be satisfied with the remarkable stock appreciation at the time and didn’t mind that companies either did not pay dividends or stopped increasing them. In the 1990s, when the S&P 500 averaged an 18% annual total return, some dividend-paying companies were seen as old-fashioned, or even viewed negatively. That’s because companies in fast-growing industries, including software, technology and Internet services, were reinvesting their profits back into their businesses — not paying dividends. Sometimes investors saw dividends as a sign that companies lacked new ideas for their cash. “It had become a stigma to pay a dividend at that time,” Lovelace says.

However, in the past few years, many corporate managements and boards have changed their dividend policy as investors put a greater emphasis on returning value to shareholders. “More companies appear to be getting the message that investors like the security of dividends,” says investment analyst Elizabeth Mooney.

[Begin Sidebar]
Dividends can help smooth out volatility in a portfolio because they tend to be predictable, relatively stable and not directly affected by market fluctuations.
[End Sidebar]

[photo - sap dripping from a spout into a bucket]

Software maker Microsoft triggered a shift in thinking in 2003, when it paid its first dividend of 8 cents a share in the first quarter, before doubling that the following November. It then paid a $32 billion special dividend in December 2004, followed by regular dividend payments starting in March 2005. Microsoft was a fast-growing company in the 1990s and until 2003 had been expected to continue to reinvest all its profits back into the business, selecting attractive investment opportunities that could provide greater profits in the future. So when it changed its strategy, many took notice. It now is the 12th-largest dividend payer in the S&P 500.

“I think the reason more companies are paying dividends is that they noticed how well dividend-paying companies held up in the bear market,” Lovelace says. “And that is one of the hallmarks of dividends: providing some return even when markets are not favorable.”

After Microsoft showed a commitment to dividends, a number of other companies started to pay them, including many that had no history of ever offering dividends. These include entertainment conglomerate Viacom; electronics retailer Best Buy; semiconductor makers Applied Materials, Taiwan Semiconductor Manufacturing and KLA-Tencor; energy company PG&E; retailer Federated Department Stores and wireless telecommunications company QUALCOMM. According to Standard & Poor’s, 383 of the 500 U.S. companies in the S&P 500 paid dividends in 2006 — up from the low of 351 S&P companies in 2002 but still significantly fewer than the 469 such companies in 1980.

“We think companies have the capacity to pay much higher dividends, and we are optimistic that many will,” Mooney says. She cites a number of factors that are contributing to greater corporate receptivity for dividends, including high cash balances in company coffers, the reduction in the dividend tax rate, outsized share-repurchase programs and increased restricted-stock compensation. Companies have recorded very large amounts of cash and short-term investments in recent years; the S&P Industrials had $608 billion in 2006, up from $260 billion in 1999.

Reliability of dividends

Dividend-yielding stocks and bonds pay the shareholders regularly — just for owning them. Managements allot those dividends in advance, based on company operations and available cash. The inherent reliability of dividends won renewed appreciation after high-flying stock prices began to tumble in 2000. A U.S. federal law change in 2003, lowering taxes on qualified dividends, also helped their popularity. Many investors decided at that point that dividends “in the hand” were indeed worth focusing on as much as chasing “two in the bush.”

As always, ICA’s portfolio selections are driven by a search for securities that provide long-term growth of capital and income, intensely assessing each company’s long-term prospects. O’Neal says, “We think companies that are healthy enough and smart enough to pay a dividend and not over-invest their cash flow have an advantage over the long term.”

[Begin Sidebar]
The dividend difference in retirement

For retirees and many others who make regular withdrawals from the fund, the key to success is for income to exceed withdrawals. Let’s consider a $10,000 investment made 40 years ago in The Investment Company of America (and the equivalent amount in Standard & Poor’s 500 Composite Index1 for comparison purposes).

For the first 20 years (the accumulation phase), from January 1, 1967, to December 31, 1986, the investment in ICA would have grown to $101,746, with all dividends reinvested. That compares with the hypothetical value for the S&P 500 of $69,528 over the same time period, with all distributions reinvested.

As shown in the charts below, the 20 years of withdrawals also show a dramatic difference. The data shows monthly withdrawals at an annual rate of 5% of the previous year’s ending value. The total withdrawal for ICA was $233,105 and $168,538 for the S&P. The remaining account value — with continuing dividend reinvestment — after 20 years of withdrawals from January 1, 1987, to December 31, 2006, was $382,213 in ICA, compared with $243,354 in the S&P 500. That shows how the power of dividend income has been important in the withdrawal stage as well as in the accumulation phase.

[begin bar chart]

	Accumulation phase[2]		Withdrawal phase[3]		Remaining account values[4]

	ICA	S&P 500	ICA	S&P 500	ICA	S&P 500
12/31/1987	$101,746	$69,528	$5,087	$3,476	$102,612	$77,083
12/31/1988	0	0	$5,131	$3,504	$110,865	$77,940
12/31/1989	0	0	$5,543	$3,897	$137,264	$98,182
12/31/1990	0	0	$6,863	$4,909	$131,141	$90,192
12/31/1991	0	0	$6,557	$4,510	$158,613	$112,491
12/31/1992	0	0	$7,931	$5,625	$161,316	$115,059
12/31/1993	0	0	$8,066	$5,753	$171,473	$120,591
12/31/1994	0	0	$8,574	$6,030	$163,154	$116,062
12/31/1995	0	0	$8,158	$5,803	$203,724	$152,783
12/31/1996	0	0	$10,186	$7,639	$231,856	$179,227
12/31/1997	0	0	$11,593	$8,961	$287,794	$228,688
12/31/1998	0	0	$14,390	$11,434	$337,454	$280,740
12/31/1999	0	0	$16,873	$14,037	$374,819	$323,944
12/31/2000	0	0	$18,741	$16,197	$370,073	$279,478
12/31/2001	0	0	$18,504	$13,974	$334,834	$232,793
12/31/2002	0	0	$16,742	$11,640	$270,924	$171,040
12/31/2003	0	0	$13,546	$8,552	$326,108	$209,916
12/31/2004	0	0	$16,305	$10,496	$340,450	$221,364
12/31/2005	0	0	$17,022	$11,068	$345,882	$220,660
12/31/2006	0	0	$17,294	$11,033	$382,213	$243,354
	$101,746	$69,528	$233,105	$168,538	$382,213	$243,354

1 The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.
2 January 1, 1967, to December 31, 1986.
3 January 1, 1987, to December 31, 2006.
4 As of December 31, 2006.
[End Sidebar]
[end bar chart]

[photo - tops of pine trees]

Helping investors in retirement

For retirees, the key to success is for investment income to exceed withdrawals. That’s when it becomes crucial to find companies that not only pay dividends but increase their dividend payments. “It’s an important concept that dividends can generate income in a portfolio,” Rothenberg says. “For many investors, it helps preserve the purchasing power and the asset base of their portfolios. Income generated from dividends helps avoid having to sell off part of that portfolio in difficult markets,” he adds. Increasing dividends can help retirees meet their income needs without eroding their principal invested in a portfolio.

Utility companies and banks had been some of the traditional sources for dividends, and for decades they provided some of the highest dividend yields available. But now there are many other industries that offer increasing dividends — real estate investment trusts, manufacturing and service companies, even technology companies — and the list is growing. Indeed, many sectors that had not previously paid dividends are now doing so, a sign that the traditional concept of returning value to the shareholders has caught on with these managements.

[Begin Sidebar]
A wealth of experience

ICA’s portfolio counselors have a combined 211 years of investment experience. Through decades of market cycles, they have seen how companies that pay regular dividends can benefit prudent investors. These eight portfolio counselors, who have diverse backgrounds and varied perspectives on markets and the economy, pursue the fund’s objective in slightly different ways — but all with a long-term approach and the best interests of the shareholder in mind.

R. Michael Shanahan	42 years
James E. Drasdo	35 years
Joyce E. Gordon	27 years
Darcy B. Kopcho	27 years
James B. Lovelace	25 years
Donald D. O’Neal	22 years
J. Dale Harvey	18 years
C. Ross Sappenfield	15 years

Years of experience as of March 1, 2007.
[End Sidebar]

Sign of health

A growing dividend is attractive — not only for the increase in income, but as a sign of a company’s well-being and growth. “By stating a dividend, a company demonstrates that it is willing to share its profits with shareholders,” says investment analyst Mary Sheridan. “That’s a good sign because it shows that the company believes its growth is sustainable.” Companies typically pay dividends after accounting for operating expenses and growth plans. When a company has enough after that to pay shareholders, it is often an indicator of good management and healthy cash flows. And companies with growing dividends are also companies that are increasing their free cash flow — another good indicator of a company’s health.

The practice of paying dividends, in itself, can impose financial discipline on company management, acting as a force for fiscal responsibility. When management has promised to pay dividends to its shareholders, it can’t use that money for other things. “The discipline of dividends makes managements more sensible,” says ICA portfolio counselor Joyce Gordon, adding that managements with too much surplus cash are often tempted to go on an acquisition shopping trip, so paying dividends “can act as a brake on management’s enthusiasm.” The acquisition of other companies, while often a healthy way for a company to grow, can drag down earnings if it is an incompatible purchase made in haste as a way to use extra profits.

Shareholders are now more cautious in trusting managements with that surplus cash after several high-profile corporate accounting scandals. As profits have grown and cash has piled up on balance sheets at many companies over the past few years, shareholders have even started to pressure managements to return a portion of that cash in the form of dividends. “It’s impossible to cheat a dividend,” says Mike Shanahan, ICA vice chairman and a fund portfolio counselor. “It is a feature that can’t be manipulated.”

Thorough research

All dividends, however, are not equal. While a solid yield usually indicates a solid company, very high yields can often signal higher risk and may ultimately come at the price of lower returns. That’s why ICA’s investment analysts strive to uncover all the fundamentals of a company — including why it is growing dividends, whether it has a disciplined method of allocating capital or whether it has few opportunities to invest in its own business. Rather than merely pursuing the greatest possible yield at any given time, ICA’s goal is to find securities with reliable yields — and, ideally, growing dividends — and the potential for long-term capital appreciation.

ICA’s eight portfolio counselors take a long-term approach to growth and income. They look for solid companies with a long record of increasing their earnings every year and a history of paying shareholders some of those earnings. “ICA has a 73-year proven course of income and growth,” Rothenberg says. “Throughout our history, we’ve paid a great deal of attention to income and all the places and opportunities to get income.”

Summary investment portfolio, December 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry sector diversification (percent of net assets)

Information technology	13.83%
Financials	12.27
Industrials	9.71
Consumer staples	9.39
Health care	8.88
Other industries	30.24
Convertible securities	.48
Short-term securities & other assets less liabilities	15.20

[end pie chart]

	Shares	Market value (000)	Percent of net assets

Common stocks - 84.32%

Energy - 8.87%
Baker Hughes Inc.	7,825,000	$584,214.65%
Chevron Corp.	19,702,278	1,448,708	1.63
ConocoPhillips	11,843,340	852,128.96
Marathon Oil Corp.	6,800,000	629,000.71
Royal Dutch Shell PLC, Class A (ADR)	17,970,000	1,272,096
Royal Dutch Shell PLC, Class B	833,265	29,204
Royal Dutch Shell PLC, Class B (ADR)	2,370,498	168,661	1.65
Schlumberger Ltd.	22,200,000	1,402,152	1.57
Other securities		1,515,820	1.70
		7,901,983	8.87

Materials - 3.34%
Barrick Gold Corp.	23,786,250	730,238
Barrick Gold Corp. (CAD denominated)	1,114,350	34,303.86
Other securities		2,214,102	2.48
		2,978,643	3.34

Industrials - 9.71%
Boeing Co.	7,300,000	648,532.73
General Electric Co.	49,600,000	1,845,616	2.07
Tyco International Ltd.	47,160,100	1,433,667	1.61
United Technologies Corp.	10,190,000	637,079.72
Other securities		4,079,764	4.58
		8,644,658	9.71

Consumer discretionary - 8.74%
Best Buy Co., Inc.	14,017,300	$689,511.77%
Carnival Corp., units	13,000,000	637,650.72
Limited Brands, Inc.	20,042,743	580,037.65
Lowe's Companies, Inc.	53,236,600	1,658,320	1.86
Target Corp.	22,475,000	1,282,199	1.44
Toyota Motor Corp.	10,055,000	672,587.76
Other securities		2,261,705	2.54
		7,782,009	8.74

Consumer staples - 9.39%
Altria Group, Inc.	46,500,000	3,990,630	4.48
PepsiCo, Inc.	14,200,000	888,210	1.00
Reynolds American Inc.	8,923,332	584,211.66
Walgreen Co.	12,595,000	577,985.65
Other securities		2,320,332	2.60
		8,361,368	9.39

Health care - 8.88%
Abbott Laboratories	15,750,000	767,182.86
AstraZeneca PLC (ADR)	4,534,500	242,822
AstraZeneca PLC (Sweden)	4,909,500	263,605
AstraZeneca PLC (United Kingdom)	3,215,000	172,734.76
Bristol-Myers Squibb Co.	26,250,000	690,900.79
Eli Lilly and Co.	14,585,000	759,878.85
Merck & Co., Inc.	15,750,000	686,700.77
Roche Holding AG	5,135,000	920,727	1.03
UnitedHealth Group Inc.	11,000,000	591,030.66
Other securities		2,812,254	3.16
		7,907,832	8.88

Financials - 12.27%
American International Group, Inc.	10,713,900	767,758.86
Bank of America Corp.	12,834,320	685,224.77
Citigroup Inc.	34,460,000	1,919,422	2.16
Fannie Mae	25,865,600	1,536,158	1.72
Freddie Mac	5,750,000	390,425.44
J.P. Morgan Chase & Co.	14,750,001	712,425.80
Washington Mutual, Inc.	25,400,000	1,155,446	1.30
Wells Fargo & Co.	18,660,000	663,550.74
Other securities		3,098,097	3.48
		10,928,505	12.27

Information technology - 13.83%
Cisco Systems, Inc. (1)	31,320,400	855,987.96
Hewlett-Packard Co.	22,000,000	906,180	1.02
Intel Corp.	38,140,000	772,335.87
International Business Machines Corp.	11,820,000	1,148,313	1.29
Microsoft Corp.	54,310,000	1,621,697	1.82
Nokia Corp.	34,327,550	$701,117
Nokia Corp. (ADR)	14,387,350	292,351	1.12%
Oracle Corp. (1)	82,770,100	1,418,680	1.59
Texas Instruments Inc.	25,000,000	720,000.81
Other securities		3,878,134	4.35
		12,314,794	13.83

Telecommunication services - 6.00%
AT&T Inc.	67,305,497	2,406,172	2.70
BellSouth Corp.	27,900,000	1,314,369	1.48
Sprint Nextel Corp., Series 1	51,177,300	966,739	1.09
Other securities		653,462.73
		5,340,742	6.00

Utilities - 2.19%
Dominion Resources, Inc.	7,131,912	597,940.67
Other securities		1,352,271	1.52
		1,950,211	2.19

Miscellaneous - 1.10%
Other common stocks in initial period of acquisition		979,731	1.10

Total common stocks (cost: $48,720,705,000)		75,090,476	84.32

Warrants - 0.00%

Industrials - 0.00%
Other securities		2,657.00

Total warrants (cost: $1,835,000)		2,657.00

Convertible securities - 0.48%

Financials - 0.11%
Fannie Mae 5.375% convertible preferred	970	96,636.11

Other - 0.37%
Other securities		327,336.37

Total convertible securities (cost: $356,975,000)		423,972.48

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 15.29%

Abbott Laboratories 5.19%-5.23% due 1/25-3/29/2007 (2)	$290,500	$288,257.32%
AIG Funding, Inc. 5.215% due 1/23/2007	50,000	49,835
International Lease Finance Corp. 5.21%-5.23% due 1/4-2/12/2007	273,000	272,034.36
AT&T Inc. 5.25% due 1/18/2007 (2)	50,000	49,875.06
Bank of America Corp 5.22%-5.25% due 1/5-3/28/2007	449,200	446,095
Ranger Funding Co. LLC 5.25% due 3/1/2007 (2)	26,800	26,557.53
CAFCO, LLC 5.23%-5.25% due 1/8-1/19/2007 (2)	278,000	277,418
Ciesco LLC 5.22%-5.23% due 1/12-2/15/2007 (2)	150,000	149,504
Citigroup Funding Inc. 5.23% due 1/22/2007	50,000	49,845.54
Chevron Funding Corp. 5.21% due 1/16/2007	100,000	99,768.11
Edison Asset Securitization LLC 5.22%-5.24% due 2/5-2/13/2007 (2)	289,300	287,640
General Electric Capital Services, Inc. 5.22%-5.23% due 1/18-2/21/2007	90,000	89,591.42
Fannie Mae 3.00%-5.16% due 1/3-3/28/2007	1,492,763	1,482,468	1.67
Federal Home Loan Bank 5.065%-5.18% due 1/3-3/21/2007	2,088,630	2,076,840	2.33
Freddie Mac 5.04%-5.17% due 1/2-3/30/2007	2,423,000	2,407,045	2.70
Hewlett-Packard Co. 5.25% due 1/19/2007 (2)	36,000	35,900.04
IBM Capital Inc. 5.20% due 3/16/2007 (2)	28,700	28,394
IBM Corp. 5.19%-5.23% due 1/5-2/15/2007 (2)	150,000	149,354.20
J.P. Morgan Chase & Co. 5.23% due 3/13/2007	50,000	49,488
Jupiter Securitization Co., LLC 5.24%-5.25% due 1/17-2/9/2007 (2)	161,638	161,047
Park Avenue Receivables Co., LLC 5.25%-5.26% due 1/8-2/1/2007 (2)	221,795	221,190.48
U.S. Treasury Bills 4.805%-4.955% due 1/11-3/22/2007	866,100	860,499.97
Other securities		4,056,451	4.56

Total short-term securities (cost: $13,615,604,000)		13,615,095	15.29

Total investment securities (cost: $62,695,119,000)		89,132,200	100.09
Other assets less liabilities		(78,099)	(.09)

Net assets		$89,054,101	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holding listed below is also among the fund's largest holdings and is shown in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/06 (000)
Limited Brands, Inc.	20,749,400	-	706,657	20,042,743	$12,026	$580,037

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $4,107,188,000, which represented 4.61% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $62,452,907)		$88,552,163
Affiliated issuer (cost: $242,212)		580,037	$89,132,200
Cash denominated in non-U.S. currencies (cost: $9,056)			9,046
Cash			146
Receivables for:
Sales of fund's shares		$91,234
Dividends and interest		129,077	220,311
			89,361,703
Liabilities:
Payables for:
Purchases of investments		145,028
Repurchases of fund's shares		112,010
Investment advisory services		15,727
Services provided by affiliates		29,651
Deferred directors' and advisory board compensation		4,591
Other		595	307,602
Net assets at December 31, 2006			$89,054,101

Net assets consist of:
Capital paid in on shares of capital stock			$62,384,108
Undistributed net investment income			252,359
Distributions in excess of net realized gain			(19,660)
Net unrealized appreciation			26,437,294
Net assets at December 31, 2006			$89,054,101

	Authorized shares of capital stock - $.001 par value	Net assets	Shares outstanding	Net asset value per share*

Class A	2,500,000	$74,180,851	2,213,415	$33.51
Class B	250,000	4,222,131	126,510	33.37
Class C	250,000	3,349,689	100,562	33.31
Class F	250,000	1,673,481	49,992	33.48
Class 529-A	325,000	1,118,135	33,395	33.48
Class 529-B	75,000	238,111	7,129	33.40
Class 529-C	150,000	324,539	9,714	33.41
Class 529-E	75,000	47,915	1,434	33.42
Class 529-F	75,000	12,740	380	33.47
Class R-1	75,000	49,238	1,474	33.39
Class R-2	100,000	624,809	18,709	33.40
Class R-3	300,000	909,474	27,189	33.45
Class R-4	75,000	322,909	9,646	33.48
Class R-5	150,000	1,980,079	59,088	33.51
Total	4,650,000	$89,054,101	2,658,637
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $35.55 and $35.52, respectively.

Statement of operations				(dollars in thousands	)
for the year ended December 31, 2006
Investment income:
Income:
Dividends (net of non-U.S. taxes of $22,381; also includes $12,026 from affiliate)		$1,586,180
Interest (net of non-U.S. taxes of $6)		674,124	$2,260,304

Fees and expenses(*):
Investment advisory services		198,992
Distribution services		254,488
Transfer agent services		57,559
Administrative services		15,686
Reports to shareholders		3,550
Registration statement and prospectus		1,186
Postage, stationery and supplies		6,584
Directors' and advisory board compensation		1,361
Auditing and legal		233
Custodian		1,821
State and local taxes		702
Other		234
Total fees and expenses before reimbursements/waivers		542,396
Less reimbursements/waivers of fees and expenses:
Investment advisory services		19,899
Administrative services		487
Total fees and expenses after reimbursements/waivers			522,010
Net investment income			1,738,294

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain on:
Investments (including $2,037 net gain from affiliate)		5,515,639
Non-U.S. currency transactions		950	5,516,589
Net unrealized appreciation on:
Investments		5,134,635
Non-U.S. currency translations		285	5,134,920
Net realized gain and unrealized appreciation on investments and non-U.S. currency			10,651,509
Net increase in net assets resulting from operations			$12,389,803

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets				(dollars in thousands	)

		Year ended December 31
		2006	2005
Operations:
Net investment income		$1,738,294	$1,515,226
Net realized gain on investments and non-U.S. currency transactions		5,516,589	2,153,683
Net unrealized appreciation on investments and non-U.S. currency translations		5,134,920	1,418,797
Net increase in net assets resulting from operations		12,389,803	5,087,706

Dividends and distributions paid to shareholders:
Dividends from net investment income		(1,784,654)	(1,614,567)
Distributions from net realized gain on investments		(5,146,726)	(1,991,337)
Total dividends and distributions paid to shareholders		(6,931,380)	(3,605,904)

Capital share transactions		4,229,674	2,016,797

Total increase in net assets		9,688,097	3,498,599

Net assets:
Beginning of year		79,366,004	75,867,405
End of year (including undistributed net investment income: $252,359 and $297,894, respectively)		$89,054,101	$79,366,004

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2006, the fund reclassified $933,000 from distributions in excess of net realized gain to undistributed net investment income; and reclassified $108,000 from undistributed net investment income and $386,837,000 from distributions in excess of net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$270,414
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	(1,089)
Gross unrealized appreciation on investment securities	26,805,009
Gross unrealized depreciation on investment securities	(397,877)
Net unrealized appreciation on investment securities	26,407,132
Cost of investment securities	62,725,068
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2006			Year ended December 31, 2005

	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,549,720	$4,286,757	$5,836,477	$1,418,613	$1,679,915	$3,098,528
Class B	57,806	244,915	302,721	52,768	97,012	149,780
Class C	43,246	194,579	237,825	38,151	73,830	111,981
Class F	32,890	97,019	129,909	26,813	33,532	60,345
Class 529-A	21,169	63,983	85,152	15,608	20,713	36,321
Class 529-B	2,883	13,752	16,635	2,231	4,781	7,012
Class 529-C	3,885	18,648	22,533	2,858	6,141	8,999
Class 529-E	786	2,753	3,539	578	900	1,478
Class 529-F	236	713	949	143	187	330
Class R-1	572	2,836	3,408	375	720	1,095
Class R-2	7,776	36,010	43,786	5,949	12,003	17,952
Class R-3	14,853	52,450	67,303	11,035	16,698	27,733
Class R-4	6,052	18,571	24,623	4,356	5,862	10,218
Class R-5	42,780	113,740	156,520	35,089	39,043	74,132
Total	$1,784,654	$5,146,726	$6,931,380	$1,614,567	$1,991,337	$3,605,904

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.219% on such assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2006, total investment advisory services fees waived by CRMC were $19,899,000. As a result, the fee shown on the accompanying financial statements of $198,992,000, which was equivalent to an annualized rate of 0.238%, was reduced to $179,093,000, or 0.214% of month-end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2006, the total administrative services fees paid by CRMC were $2,000 and $485,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$163,142	$54,083	Not applicable	Not applicable	Not applicable
Class B	40,236	3,476	Not applicable	Not applicable	Not applicable
Class C	31,123	Included in administrative services	$4,126	$581	Not applicable
Class F	3,708		1,284	213	Not applicable
Class 529-A	1,916		752	116	$969
Class 529-B	2,138		166	77	214
Class 529-C	2,833		220	84	284
Class 529-E	209		32	5	42
Class 529-F	-		7	1	9
Class R-1	391		45	19	Not applicable
Class R-2	4,167		816	1,969	Not applicable
Class R-3	3,932		1,059	456	Not applicable
Class R-4	693		388	15	Not applicable
Class R-5	Not applicable		1,730	7	Not applicable
Total	$254,488	$57,559	$10,625	$3,543	$1,518

Deferred directors’ and advisory board compensation - Since the adoption of the deferred compensation plan in 1993, directors and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ and advisory board compensation of $1,361,000, shown on the accompanying financial statements, includes $842,000 in current fees (either paid in cash or deferred) and a net increase of $519,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Warrants

As of December 31, 2006, the fund had warrants outstanding which may be exercised at any time for the purchase of 819,437 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2006, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2006
Class A	$5,290,882	159,177	$5,481,530	164,293	$(8,155,422)	(245,460)	$2,616,990	78,010
Class B	271,904	8,230	291,674	8,769	(458,225)	(13,841)	105,353	3,158
Class C	455,460	13,780	227,586	6,853	(462,026)	(14,011)	221,020	6,622
Class F	424,643	12,741	118,930	3,567	(297,324)	(8,964)	246,249	7,344
Class 529-A	208,622	6,272	85,143	2,553	(68,950)	(2,072)	224,815	6,753
Class 529-B	28,898	873	16,630	499	(11,480)	(345)	34,048	1,027
Class 529-C	63,827	1,923	22,528	676	(25,566)	(770)	60,789	1,829
Class 529-E	9,172	276	3,537	106	(3,598)	(108)	9,111	274
Class 529-F	4,900	147	949	28	(1,247)	(38)	4,602	137
Class R-1	23,018	696	3,405	102	(8,091)	(243)	18,332	555
Class R-2	197,672	5,975	43,770	1,314	(130,069)	(3,904)	111,373	3,385
Class R-3	292,010	8,809	67,296	2,019	(163,408)	(4,926)	195,898	5,902
Class R-4	128,640	3,882	24,601	738	(82,853)	(2,513)	70,388	2,107
Class R-5	310,130	9,266	155,841	4,671	(155,265)	(4,677)	310,706	9,260
Total net increase
(decrease)	$7,709,778	232,047	$6,543,420	196,188	$(10,023,524)	(301,872)	$4,229,674	126,363

Year ended December 31, 2005
Class A	$5,258,845	170,349	$2,900,935	92,222	$(7,335,187)	(236,971)	$824,593	25,600
Class B	335,330	10,931	144,393	4,598	(380,598)	(12,352)	99,125	3,177
Class C	501,711	16,364	107,001	3,413	(423,938)	(13,782)	184,774	5,995
Class F	361,246	11,715	54,903	1,746	(313,924)	(10,164)	102,225	3,297
Class 529-A	202,043	6,536	36,316	1,155	(43,353)	(1,396)	195,006	6,295
Class 529-B	32,939	1,070	7,011	223	(7,679)	(248)	32,271	1,045
Class 529-C	61,312	1,989	8,998	286	(16,443)	(531)	53,867	1,744
Class 529-E	8,874	288	1,478	47	(1,771)	(57)	8,581	278
Class 529-F	2,796	90	329	10	(754)	(24)	2,371	76
Class R-1	15,777	514	1,093	35	(11,805)	(386)	5,065	163
Class R-2	181,876	5,909	17,945	571	(90,700)	(2,940)	109,121	3,540
Class R-3	255,565	8,290	27,718	882	(122,033)	(3,948)	161,250	5,224
Class R-4	140,331	4,569	10,217	325	(38,267)	(1,234)	112,281	3,660
Class R-5	216,379	6,989	73,594	2,340	(163,706)	(5,285)	126,267	4,044
Total net increase
(decrease)	$7,575,024	245,603	$3,391,931	107,853	$(8,950,158)	(289,318)	$2,016,797	64,138

(*) Includes exchanges between share classes of the fund.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $14,380,611,000 and $16,464,914,000, respectively, during the year ended December 31, 2006.

Financial highlights (1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers (4)		Ratio of net income to average net assets
Class A:
Year ended 12/31/2006	$31.36	$.72	$4.23	$4.95	$(.74)	$(2.06)	$(2.80)	$33.51	15.94%	$74,181		.57%		.54%		2.16%
Year ended 12/31/2005	30.75	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.36	6.87%	66,959		.57		.55		2.06
Year ended 12/31/2004	28.84	.60	2.19	2.79	(.52)	(.36)	(.88)	30.75	9.78	64,880		.57		.57		2.06
Year ended 12/31/2003	23.48	.54	5.55	6.09	(.52)	(.21)	(.73)	28.84	26.30	58,353		.59		.59		2.14
Year ended 12/31/2002	28.53	.49	(4.56)	(4.07)	(.52)	(.46)	(.98)	23.48	(14.47)	46,129		.59		.59		1.89
Class B:
Year ended 12/31/2006	31.24	.46	4.21	4.67	(.48)	(2.06)	(2.54)	33.37	15.04	4,222		1.34		1.32		1.38
Year ended 12/31/2005	30.64	.39	1.46	1.85	(.44)	(.81)	(1.25)	31.24	6.04	3,853		1.35		1.33		1.28
Year ended 12/31/2004	28.74	.38	2.17	2.55	(.29)	(.36)	(.65)	30.64	8.94	3,683		1.36		1.35		1.29
Year ended 12/31/2003	23.41	.34	5.53	5.87	(.33)	(.21)	(.54)	28.74	25.30	3,011		1.38		1.38		1.33
Year ended 12/31/2002	28.47	.30	(4.57)	(4.27)	(.33)	(.46)	(.79)	23.41	(15.18)	1,841		1.39		1.39		1.18
Class C:
Year ended 12/31/2006	31.18	.44	4.21	4.65	(.46)	(2.06)	(2.52)	33.31	15.00	3,350		1.41		1.38		1.32
Year ended 12/31/2005	30.59	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.18	5.96	2,929		1.42		1.40		1.21
Year ended 12/31/2004	28.70	.36	2.16	2.52	(.27)	(.36)	(.63)	30.59	8.85	2,691		1.43		1.43		1.22
Year ended 12/31/2003	23.38	.31	5.53	5.84	(.31)	(.21)	(.52)	28.70	25.22	1,985		1.45		1.45		1.25
Year ended 12/31/2002	28.44	.30	(4.58)	(4.28)	(.32)	(.46)	(.78)	23.38	(15.20)	1,025		1.45		1.45		1.17
Class F:
Year ended 12/31/2006	31.32	.71	4.24	4.95	(.73)	(2.06)	(2.79)	33.48	15.95	1,673		.60		.58		2.12
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	1,336		.64		.62		1.99
Year ended 12/31/2004	28.81	.58	2.18	2.76	(.49)	(.36)	(.85)	30.72	9.69	1,209		.67		.67		1.99
Year ended 12/31/2003	23.46	.51	5.55	6.06	(.50)	(.21)	(.71)	28.81	26.18	897		.69		.69		2.01
Year ended 12/31/2002	28.52	.49	(4.59)	(4.10)	(.50)	(.46)	(.96)	23.46	(14.59)	415		.70		.70		1.92
Class 529-A:
Year ended 12/31/2006	31.33	.69	4.24	4.93	(.72)	(2.06)	(2.78)	33.48	15.87	1,118		.64		.62		2.08
Year ended 12/31/2005	30.73	.61	1.45	2.06	(.65)	(.81)	(1.46)	31.33	6.74	835		.67		.65		1.96
Year ended 12/31/2004	28.82	.59	2.17	2.76	(.49)	(.36)	(.85)	30.73	9.68	625		.68		.68		2.00
Year ended 12/31/2003	23.48	.52	5.55	6.07	(.52)	(.21)	(.73)	28.82	26.19	380		.64		.64		2.06
Period from 2/15/2002 to 12/31/2002	27.88	.46	(3.91)	(3.45)	(.49)	(.46)	(.95)	23.48	(12.57)	153		.71	(5)	.71	(5)	2.17	(5)
Class 529-B:
Year ended 12/31/2006	31.27	.42	4.21	4.63	(.44)	(2.06)	(2.50)	33.40	14.90	238		1.47		1.45		1.25
Year ended 12/31/2005	30.67	.35	1.45	1.80	(.39)	(.81)	(1.20)	31.27	5.87	191		1.51		1.49		1.12
Year ended 12/31/2004	28.78	.33	2.16	2.49	(.24)	(.36)	(.60)	30.67	8.69	155		1.56		1.55		1.12
Year ended 12/31/2003	23.45	.28	5.54	5.82	(.28)	(.21)	(.49)	28.78	25.05	100		1.58		1.58		1.12
Period from 2/15/2002 to 12/31/2002	27.88	.28	(3.92)	(3.64)	(.33)	(.46)	(.79)	23.45	(13.22)	41		1.58	(5)	1.58	(5)	1.30	(5)
Class 529-C:
Year ended 12/31/2006	31.27	.42	4.23	4.65	(.45)	(2.06)	(2.51)	33.41	14.94	325		1.46		1.44		1.26
Year ended 12/31/2005	30.68	.35	1.45	1.80	(.40)	(.81)	(1.21)	31.27	5.85	247		1.50		1.48		1.13
Year ended 12/31/2004	28.78	.33	2.17	2.50	(.24)	(.36)	(.60)	30.68	8.74	188		1.55		1.54		1.13
Year ended 12/31/2003	23.45	.29	5.54	5.83	(.29)	(.21)	(.50)	28.78	25.07	115		1.57		1.57		1.13
Period from 2/19/2002 to 12/31/2002	27.47	.28	(3.50)	(3.22)	(.34)	(.46)	(.80)	23.45	(11.91)	45		1.57	(5)	1.57	(5)	1.32	(5)
Class 529-E:
Year ended 12/31/2006	31.28	.59	4.23	4.82	(.62)	(2.06)	(2.68)	33.42	15.52	48		.95		.92		1.78
Year ended 12/31/2005	30.68	.51	1.45	1.96	(.55)	(.81)	(1.36)	31.28	6.42	36		.99		.96		1.65
Year ended 12/31/2004	28.78	.48	2.17	2.65	(.39)	(.36)	(.75)	30.68	9.29	27		1.03		1.02		1.65
Year ended 12/31/2003	23.45	.42	5.54	5.96	(.42)	(.21)	(.63)	28.78	25.70	16		1.04		1.04		1.65
Period from 3/1/2002 to 12/31/2002	28.27	.38	(4.52)	(4.14)	(.33)	(.35)	(.68)	23.45	(14.72)	6		1.03	(5)	1.03	(5)	1.90	(5)
Class 529-F:
Year ended 12/31/2006	31.32	.76	4.23	4.99	(.78)	(2.06)	(2.84)	33.47	16.10	13		.45		.42		2.27
Year ended 12/31/2005	30.71	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.32	6.87	8		.56		.54		2.07
Year ended 12/31/2004	28.81	.56	2.16	2.72	(.46)	(.36)	(.82)	30.71	9.55	5		.78		.77		1.91
Year ended 12/31/2003	23.47	.48	5.55	6.03	(.48)	(.21)	(.69)	28.81	26.05	3		.79		.79		1.88
Period from 9/16/2002 to 12/31/2002	23.98	.16	(.19)	(.03)	(.13)	(.35)	(.48)	23.47	(.14)	-	(6)	.23		.23		.68
Class R-1:
Year ended 12/31/2006	$31.25	$.44	$4.22	$4.66	$(.46)	(2.06)	$(2.52)	$33.39	14.96%	$49		1.42%		1.39%		1.31%
Year ended 12/31/2005	30.67	.38	1.44	1.82	(.43)	(.81)	(1.24)	31.25	5.93	29		1.42		1.40		1.22
Year ended 12/31/2004	28.77	.36	2.17	2.53	(.27)	(.36)	(.63)	30.67	8.84	23		1.47		1.46		1.21
Year ended 12/31/2003	23.46	.31	5.54	5.85	(.33)	(.21)	(.54)	28.77	25.18	14		1.51		1.47		1.18
Period from 6/6/2002 to 12/31/2002	27.27	.20	(3.36)	(3.16)	(.30)	(.35)	(.65)	23.46	(11.68)	1		2.43	(5)	1.47	(5)	1.49	(5)
Class R-2:
Year ended 12/31/2006	31.26	.43	4.23	4.66	(.46)	(2.06)	(2.52)	33.40	14.99	625		1.50		1.39		1.31
Year ended 12/31/2005	30.67	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.26	5.95	479		1.57		1.40		1.21
Year ended 12/31/2004	28.77	.37	2.17	2.54	(.28)	(.36)	(.64)	30.67	8.88	361		1.63		1.42		1.27
Year ended 12/31/2003	23.46	.31	5.54	5.85	(.33)	(.21)	(.54)	28.77	25.18	188		1.76		1.43		1.21
Period from 5/21/2002 to 12/31/2002	28.23	.23	(4.34)	(4.11)	(.31)	(.35)	(.66)	23.46	(14.64)	24		1.57	(5)	1.43	(5)	1.61	(5)
Class R-3:
Year ended 12/31/2006	31.30	.59	4.24	4.83	(.62)	(2.06)	(2.68)	33.45	15.54	909		.94		.92		1.78
Year ended 12/31/2005	30.71	.52	1.45	1.97	(.57)	(.81)	(1.38)	31.30	6.43	666		.95		.93		1.68
Year ended 12/31/2004	28.80	.50	2.17	2.67	(.40)	(.36)	(.76)	30.71	9.34	493		.99		.98		1.72
Year ended 12/31/2003	23.47	.41	5.55	5.96	(.42)	(.21)	(.63)	28.80	25.70	231		1.06		1.05		1.60
Period from 6/4/2002 to 12/31/2002	27.58	.27	(3.69)	(3.42)	(.34)	(.35)	(.69)	23.47	(12.49)	24		1.11	(5)	1.05	(5)	2.00	(5)
Class R-4:
Year ended 12/31/2006	31.32	.69	4.24	4.93	(.71)	(2.06)	(2.77)	33.48	15.90	323		.65		.62		2.07
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	236		.65		.63		1.99
Year ended 12/31/2004	28.82	.60	2.16	2.76	(.50)	(.36)	(.86)	30.72	9.67	119		.67		.66		2.05
Year ended 12/31/2003	23.47	.51	5.55	6.06	(.50)	(.21)	(.71)	28.82	26.19	40		.68		.68		2.00
Period from 5/28/2002 to 12/31/2002	28.22	.32	(4.33)	(4.01)	(.39)	(.35)	(.74)	23.47	(14.31)	9		.73	(5)	.69	(5)	2.25	(5)
Class R-5:
Year ended 12/31/2006	31.35	.79	4.24	5.03	(.81)	(2.06)	(2.87)	33.51	16.22	1,980		.35		.33		2.37
Year ended 12/31/2005	30.75	.70	1.46	2.16	(.75)	(.81)	(1.56)	31.35	7.06	1,562		.36		.34		2.28
Year ended 12/31/2004	28.84	.67	2.18	2.85	(.58)	(.36)	(.94)	30.75	10.02	1,408		.36		.35		2.28
Year ended 12/31/2003	23.48	.56	5.59	6.15	(.58)	(.21)	(.79)	28.84	26.58	1,201		.36		.36		2.11
Period from 5/15/2002 to 12/31/2002	28.37	.39	(4.50)	(4.11)	(.43)	(.35)	(.78)	23.48	(14.59)	48		.37	(5)	.37	(5)	2.56	(5)

		Year ended December 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	20%	19%	19%	24%	27%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Investment Company of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 7, 2007

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006, through December 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2006	Ending account value 12/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,096.65	$2.85	.54%
Class A -- assumed 5% return	1,000.00	1,022.48	2.75	.54
Class B -- actual return	1,000.00	1,092.23	6.96	1.32
Class B -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C -- actual return	1,000.00	1,092.04	7.28	1.38
Class C -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F -- actual return	1,000.00	1,096.60	3.07	.58
Class F -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 529-A -- actual return	1,000.00	1,096.03	3.28	.62
Class 529-A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-B -- actual return	1,000.00	1,091.51	7.59	1.44
Class 529-B -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-C -- actual return	1,000.00	1,091.50	7.59	1.44
Class 529-C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E -- actual return	1,000.00	1,094.61	4.86	.92
Class 529-E -- assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F -- actual return	1,000.00	1,097.21	2.22	.42
Class 529-F -- assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-1 -- actual return	1,000.00	1,091.99	7.28	1.38
Class R-1 -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 -- actual return	1,000.00	1,092.08	7.33	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 -- actual return	1,000.00	1,094.58	4.80	.91
Class R-3 -- assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 -- actual return	1,000.00	1,096.37	3.28	.62
Class R-4 -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5 -- actual return	1,000.00	1,097.82	1.74	.33
Class R-5 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2006:

Long-term capital gains	$5,410,467,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,298,221,000
U.S. government income that may be exempt from state taxation	148,890,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Board of directors and advisory board

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years
Louise H. Bryson, 62	1999	President, Distribution, Lifetime Entertainment Network; General Manager, Lifetime Movie Network; former Chairman of the Board and Director, KCET - Los Angeles (public television station)

Mary Anne Dolan, 59	2000	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 71	2000	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 60	2002	President and CEO, Fuller Consulting (financial management consulting firm)

Claudio X.	2001	Chairman of the Board and CEO, Kimberly-Clark de
Gonzalez Laporte, 72		México, S.A. (household products)

L. Daniel Jorndt, 65	2006	Retired; former Chairman of the Board and CEO, Walgreen Company (drugstores)

John G. McDonald, 69	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Bailey Morris-Eck, 62	1993	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics

Richard G. Newman, 72	1996	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Olin C. Robison, Ph.D., 70	1987
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

“Independent” directors
	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Louise H. Bryson, 62	1	None

Mary Anne Dolan, 59	3	None

Martin Fenton, 71	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 60	16	None

Claudio X. Gonzalez Laporte, 72	1
América Móvil, S.A. de C.V.; General Electric Company; Grupo Alfa, S.A. de C.V.; Grupo Carso, S.A. de C.V.; Grupo Financiero Inbursa; Grupo Industrial Saltillo, S.A. de C.V.; Grupo México, S.A. de C.V.; The Home Depot, Inc.; Kellogg Company; Kimberly-Clark Corporation; The Mexico Fund

L. Daniel Jorndt, 65	1	Kellogg Company

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 62	3	None

Richard G. Newman, 72	14	Sempra Energy; Southwest Water Company

Olin C. Robison, Ph.D., 70	3	American Shared Hospital Services

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund are elected on an annual basis.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series, Inc.,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

R. Michael Shanahan, 68	1994	Chairman Emeritus, Capital Research and
Vice Chairman of the Board
Management Company; Director, American Funds Distributors, Inc.;[5] Chairman of the Executive Committee, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

James B. Lovelace,[6] 50	1994	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

Donald D. O’Neal, 46	1994	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

R. Michael Shanahan, 68	2	None
Vice Chairman of the Board

James B. Lovelace,[6] 50	2	None
Senior Vice President

Donald D. O’Neal, 46	3	None
Senior Vice President

Chairman Emeritus

Jon B. Lovelace, Jr., 80		Chairman Emeritus, Capital Research and Management Company

Advisory board members

	Year first
	elected
	to advisory
	board	Principal occupation(s) during past five years

Thomas M. Crosby, Jr., 68	1995	Partner, Faegre & Benson (law firm)

Ellen H. Goldberg, Ph.D., 61	1998	Consultant; Interim President, Santa Fe Institute; (former President); Professor Emeritus, University of New Mexico

William H. Kling, 64	1985	President, American Public Media Group

Robert J. O’Neill, Ph.D., 70	1988
Planning Director and acting CEO of the United States Studies Centre, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

William J. Spencer, Ph.D., 76	2006	Chairman Emeritus and former Chairman of the Board and CEO, SEMATECH (research and development consortium)

Norman R. Weldon, Ph.D., 72	1977
Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, Novoste Corporation; former President and Director, Corvita Corporation

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships held[3]

Thomas M. Crosby, Jr., 68	1	None

Ellen H. Goldberg, Ph.D., 61	1	None

William H. Kling, 64	8	Irwin Financial Corporation

Robert J. O’Neill, Ph.D., 70	3	None

William J. Spencer, Ph.D., 76	1	LEGG Corporation

Norman R. Weldon, Ph.D., 72	1	AtriCure, Inc.

The board of directors expresses its appreciation to the following members who recently retired from the advisory board:

Sam L. Ginn, former Chairman of the Board of Vodafone Group Plc. and former Chairman of the Board and CEO of AirTouch Communications, has served the fund since 2003.

Luis G. Nogales, President of Nogales Partners and Managing Director of Nogales Investors Management LLC (private equity), has served the fund since 2003.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

James F. Rothenberg, 60	2000	Chairman of the Board, Capital Research and
President		Management Company; Director, American Funds Distributors, Inc.;[5] Director, The Capital Group Companies, Inc.;[5] Director, Capital Group Research, Inc.[5]

Joyce E. Gordon, 50	1998	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

J. Dale Harvey, 41	2006	Vice President, Capital Research and Management
Vice President		Company; Director, American Funds Service Company[5]

Anne M. Llewellyn, 59	1984	Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company

Vincent P. Corti, 50	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Carmelo Spinella, 43	2006	Senior Vice President — Fund Business
Treasurer		Management Group, Capital Research and Management Company; Director, American Funds Service Company[5]

R. Marcia Gould, 52	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 30 for footnotes.

Result of meeting of shareholders held August 10, 2006

Shares outstanding (all classes) on record date (June 12, 2006):	2,514,831,956
Total shares voting on August 10, 2006:	1,659,940,112	(66%)

Election of directors
		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Louise H. Bryson	1,645,100,248	99	14,839,864	1
Mary Anne Dolan	1,644,876,530	99	15,063,582	1
Martin Fenton	1,643,970,949	99	15,969,163	1
Leonard R. Fuller	1,645,086,094	99	14,854,018	1
L. Daniel Jorndt	1,645,637,832	99	14,302,280	1
Claudio X. Gonzalez Laporte	1,628,284,549	98	31,655,563	2
James B. Lovelace	1,645,774,538	99	14,165,573	1
John G. McDonald	1,644,093,650	99	15,846,462	1
Bailey Morris-Eck	1,644,749,175	99	15,190,937	1
Richard G. Newman	1,643,988,268	99	15,951,844	1
Donald D. O’Neal	1,645,847,949	99	14,092,163	1
Olin C. Robison	1,644,115,272	99	15,824,840	1
R. Michael Shanahan	1,645,352,455	99	14,587,657	1

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2006, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
> The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds            Capital Research and Management              Capital International              Capital Guardian                 Capital Bank and Trust

Lit. No. MFGEAR-904-0207P

Litho in USA BBC/Q/8060-S7509

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that John G. McDonald, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$93,000
2006	$99,000
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$7,000
2006	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$26,000
2006	$4,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	None
2006	None

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $33,000 for fiscal year 2005 and $11,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

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The Investment Company of America®
Investment portfolio

December 31, 2006

Common stocks — 84.32%	Shares	Market value (000)

ENERGY — 8.87%
Baker Hughes Inc.	7,825,000	$ 584,214
Chevron Corp.	19,702,278	1,448,708
ConocoPhillips	11,843,340	852,128
Exxon Mobil Corp.	6,481,500	496,677
Halliburton Co.	5,040,000	156,492
Hess Corp.	3,546,300	175,790
Marathon Oil Corp.	6,800,000	629,000
Murphy Oil Corp.	4,100,000	208,485
Occidental Petroleum Corp.	2,000,000	97,660
Royal Dutch Shell PLC, Class A (ADR)	17,970,000	1,272,096
Royal Dutch Shell PLC, Class B	833,265	29,204
Royal Dutch Shell PLC, Class B (ADR)	2,370,498	168,661
Schlumberger Ltd.	22,200,000	1,402,152
TOTAL SA	5,280,000	380,716
		7,901,983

MATERIALS — 3.34%
Air Products and Chemicals, Inc.	2,750,000	193,270
Alcoa Inc.	10,806,400	324,300
Barrick Gold Corp.	23,786,250	730,238
Barrick Gold Corp. (CAD denominated)	1,114,350	34,303
Dow Chemical Co.	9,479,800	378,623
International Paper Co.	6,997,235	238,606
MeadWestvaco Corp.	4,085,000	122,795
Newmont Mining Corp.	9,500,000	428,925
PPG Industries, Inc.	1,913,900	122,892
Rio Tinto PLC	6,044,473	321,677
Weyerhaeuser Co.	1,175,000	83,014
		2,978,643

INDUSTRIALS — 9.71%
3M Co.	1,400,000	109,102
Boeing Co.	7,300,000	648,532
Burlington Northern Santa Fe Corp.	4,000,000	295,240
Caterpillar Inc.	8,000,000	490,640
Cummins Inc.	1,700,000	200,906
Deere & Co.	4,400,000	418,308
FedEx Corp.	1,500,000	162,930
General Dynamics Corp.	6,745,800	501,550
General Electric Co.	49,600,000	1,845,616
Illinois Tool Works Inc.	7,400,000	341,806
Mitsubishi Corp.	4,035,000	75,953
Northrop Grumman Corp.	3,400,000	230,180
Parker Hannifin Corp.	1,790,400	137,646
Raytheon Co.	3,399,800	179,509
Siemens AG	2,680,000	265,694
Southwest Airlines Co.	9,000,000	137,880
Tyco International Ltd.	47,160,100	1,433,667
Union Pacific Corp.	1,500,000	138,030
United Parcel Service, Inc., Class B	4,965,700	372,328
United Technologies Corp.	10,190,000	637,079
Waste Management, Inc.	600,000	22,062
		8,644,658

CONSUMER DISCRETIONARY — 8.74%
Best Buy Co., Inc.	14,017,300	689,511
Carnival Corp., units	13,000,000	637,650
CBS Corp., Class B	1,250,000	38,975
Clear Channel Communications, Inc.	6,500,000	231,010
Comcast Corp., Class A1	2,857,900	120,975
Ford Motor Co.	2,500,000	18,775
General Motors Corp.	12,830,000	394,138
Harley-Davidson, Inc.	2,000,000	140,940
Honda Motor Co., Ltd.	2,265,000	89,458
Kohl’s Corp.[1]	1,600,000	109,488
Liberty Media Holding Corp., Liberty Capital, Series A1	589,000	57,710
Liberty Media Holding Corp., Liberty Interactive, Series A1	2,945,000	63,524
Limited Brands, Inc.[2]	20,042,743	580,037
Lowe’s Companies, Inc.	53,236,600	1,658,320
McDonald’s Corp.	1,600,000	70,928
Omnicom Group Inc.	1,500,000	156,810
Target Corp.	22,475,000	1,282,199
Time Warner Inc.	18,250,000	397,485
TJX Companies, Inc.	8,350,000	238,142
Toyota Motor Corp.	10,055,000	672,587
Viacom Inc., Class B1	3,250,000	133,347
		7,782,009

CONSUMER STAPLES — 9.39%
Altria Group, Inc.	46,500,000	3,990,630
Anheuser-Busch Companies, Inc.	3,500,000	172,200
Avon Products, Inc.	9,520,000	314,541
Coca-Cola Co.	6,820,000	329,065
ConAgra Foods, Inc.	4,000,000	108,000
General Mills, Inc.	2,858,700	164,661
H.J. Heinz Co.	4,475,700	201,451
Kraft Foods Inc., Class A	2,100,000	74,970
PepsiCo, Inc.	14,200,000	888,210
Procter & Gamble Co.	2,800,000	179,956
Reynolds American Inc.	8,923,332	584,211
Sara Lee Corp.	5,000,000	85,150
SYSCO Corp.	1,723,900	63,371
Unilever NV (New York registered)	6,450,000	175,762
UST Inc.	2,000,000	116,400
Walgreen Co.	12,595,000	577,985
Wal-Mart Stores, Inc.	7,250,000	334,805
		8,361,368

HEALTH CARE — 8.88%
Abbott Laboratories	15,750,000	$ 767,182
Aetna Inc.	11,975,000	517,080
Amgen Inc.[1]	2,750,000	187,852
AstraZeneca PLC (ADR)	4,534,500	242,822
AstraZeneca PLC (Sweden)	4,909,500	263,605
AstraZeneca PLC (United Kingdom)	3,215,000	172,734
Becton, Dickinson and Co.	1,500,000	105,225
Boston Scientific Corp.[1]	9,394,850	161,404
Bristol-Myers Squibb Co.	26,250,000	690,900
Cardinal Health, Inc.	2,400,000	154,632
Eli Lilly and Co.	14,585,000	759,878
Johnson & Johnson	600,000	39,612
McKesson Corp.	2,600,000	131,820
Medco Health Solutions, Inc.[1]	971,000	51,890
Merck & Co., Inc.	15,750,000	686,700
Novartis AG (ADR)	256,556	14,737
Pfizer Inc	16,200,900	419,603
Roche Holding AG	5,135,000	920,727
Schering-Plough Corp.	18,486,300	437,016
UnitedHealth Group Inc.	11,000,000	591,030
WellPoint, Inc.[1]	6,425,000	505,583
Wyeth	1,685,000	85,800
		7,907,832

FINANCIALS — 12.27%
Allstate Corp.	1,000,000	65,110
American International Group, Inc.	10,713,900	767,758
Aon Corp.	1,300,000	45,942
Bank of America Corp.	12,834,320	685,224
Berkshire Hathaway Inc., Class A1	3,050	335,469
Capital One Financial Corp.	3,500,000	268,870
Chubb Corp.	1,000,000	52,910
Citigroup Inc.	34,460,000	1,919,422
Fannie Mae	25,865,600	1,536,158
Freddie Mac	5,750,000	390,425
Hartford Financial Services Group, Inc.	2,250,000	209,947
HSBC Holdings PLC (ADR)	1,079,588	98,944
HSBC Holdings PLC (United Kingdom)	17,037,111	310,569
J.P. Morgan Chase & Co.	14,750,001	712,425
Lloyds TSB Group PLC	15,000,000	167,850
Marsh & McLennan Companies, Inc.	7,550,000	231,483
National City Corp.	7,600,000	277,856
PNC Financial Services Group, Inc.	3,560,000	263,582
U.S. Bancorp	8,000,000	289,520
Wachovia Corp.	5,900,000	336,005
Washington Mutual, Inc.	25,400,000	1,155,446
Wells Fargo & Co.	18,660,000	663,550
XL Capital Ltd., Class A	2,000,000	144,040
		10,928,505

INFORMATION TECHNOLOGY — 13.83%
Altera Corp.[1]	6,000,000	118,080
Analog Devices, Inc.	8,050,000	264,603
Applied Materials, Inc.	16,950,000	312,728
Automatic Data Processing, Inc.	3,625,000	178,531
Canon, Inc.	2,700,000	152,017
Cisco Systems, Inc.[1]	31,320,400	855,987
Corning Inc.[1]	11,000,000	205,810
eBay Inc.[1]	4,000,000	120,280
Electronic Data Systems Corp.	1,500,000	41,325
First Data Corp.	2,600,000	66,352
Google Inc., Class A1	225,000	103,608
Hewlett-Packard Co.	22,000,000	906,180
Intel Corp.	38,140,000	772,335
International Business Machines Corp.	11,820,000	1,148,313
KLA-Tencor Corp.	1,825,000	90,794
Linear Technology Corp.	7,350,000	222,852
Maxim Integrated Products, Inc.	14,995,000	459,147
Micron Technology, Inc.[1]	10,000,000	139,600
Microsoft Corp.	54,310,000	1,621,697
Motorola, Inc.	9,500,000	195,320
Nokia Corp.	34,327,550	701,117
Nokia Corp. (ADR)	14,387,350	292,351
Oracle Corp.[1]	82,770,100	1,418,680
Sabre Holdings Corp., Class A	1,000,000	31,890
Samsung Electronics Co., Ltd.	744,000	490,664
Sun Microsystems, Inc.[1]	25,010,000	135,554
Taiwan Semiconductor Manufacturing Co. Ltd.	159,743,480	330,960
Texas Instruments Inc.	25,000,000	720,000
Western Union Co.	1,600,000	35,872
Xilinx, Inc.	7,650,000	182,147
		12,314,794

TELECOMMUNICATION SERVICES — 6.00%
ALLTEL Corp.	2,000,000	120,960
AT&T Inc.	67,305,497	2,406,172
BellSouth Corp.	27,900,000	1,314,369
Qwest Communications International Inc.[1]	26,829,700	224,565
Sprint Nextel Corp., Series 1	51,177,300	966,739
Verizon Communications Inc.	2,183,200	81,302
Vodafone Group PLC	71,187,500	197,230
Windstream Corp.	2,067,853	29,405
		5,340,742

UTILITIES — 2.19%
American Electric Power Co., Inc.	1,000,000	42,580
Dominion Resources, Inc.	7,131,912	597,940
Duke Energy Corp.	4,000,000	132,840
E.ON AG	1,025,000	139,066
Exelon Corp.	5,275,500	326,501
FirstEnergy Corp.	1,138,500	68,652
FPL Group, Inc.	3,800,000	206,796
PPL Corp.	2,900,000	103,936
Public Service Enterprise Group Inc.	5,000,000	331,900
		1,950,211

MISCELLANEOUS — 1.10%
Other common stocks in initial period of acquisition		979,731

Total common stocks (cost: $48,720,705,000)		75,090,476

Warrants — 0.00%	Shares	Market value (000)

INDUSTRIALS — 0.00%
Raytheon Co., warrants, expire 2011[1]	148,257	$ 2,657

Total warrants (cost: $1,835,000)		2,657

Convertible securities — 0.48%	Shares or principal amount

CONSUMER DISCRETIONARY — 0.19%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	3,000,000	102,600
Ford Motor Co. 4.25% convertible notes 2036	$63,200,000	67,861
		170,461

FINANCIALS — 0.11%
Fannie Mae 5.375% convertible preferred	970	96,636

TELECOMMUNICATION SERVICES — 0.18%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$100,000,000	156,875

Total convertible securities (cost: $356,975,000)		423,972

Short-term securities — 15.29%	Principal amount (000)

3M Co. 5.18% due 1/30/2007	$ 20,300	20,212
Abbott Laboratories 5.19%-5.23% due 1/25-3/29/2007[3]	290,500	288,257
AIG Funding, Inc. 5.215% due 1/23/2007	50,000	49,835
International Lease Finance Corp. 5.21%-5.23% due 1/4-2/12/2007	273,000	272,034
American Express Credit Corp. 5.20%-5.27% due 1/17-1/18/2007	84,000	83,792
Anheuser-Busch Cos. Inc. 5.19% due 2/14/2007[3]	25,000	24,843
AT&T Inc. 5.25% due 1/18/2007[3]	50,000	49,875
Atlantic Industries 5.22% due 3/5/2007[3]	30,000	29,728
Coca-Cola Co. 5.17% due 3/21-3/23/2007[3]	70,000	69,188
Bank of America Corp. 5.22%-5.25% due 1/5-3/28/2007	449,200	446,095
Ranger Funding Co. LLC 5.25% due 3/1/2007[3]	26,800	26,557
Becton, Dickinson and Co. 5.21% due 2/8/2007	20,200	20,086
CAFCO, LLC 5.23%-5.25% due 1/8-1/19/2007[3]	278,000	277,418
Ciesco LLC 5.22%-5.23% due 1/12-2/15/2007[3]	150,000	149,504
Citigroup Funding Inc. 5.23% due 1/22/2007	50,000	49,845
Caterpillar Financial Services Corp. 5.21%-5.23% due 1/5-1/22/2007	70,000	69,900
Chevron Funding Corp. 5.21% due 1/16/2007	100,000	99,768
CIT Group, Inc. 5.21%-5.25% due 1/30-4/2/2007[3]	318,800	316,446
Clipper Receivables Co., LLC 5.23%-5.26% due 1/4-3/2/2007[3]	438,200	437,121
Edison Asset Securitization LLC 5.22%-5.24% due 2/5-2/13/2007[3]	289,300	287,640
General Electric Capital Services, Inc. 5.22%-5.23% due 1/18-2/21/2007	90,000	89,591
Fannie Mae 3.00%-5.16% due 1/3-3/28/2007	1,492,763	1,482,468
FCAR Owner Trust I 5.26%-5.27% due 1/9-1/19/2007	137,600	137,328
Federal Farm Credit Banks 5.08%-5.14% due 1/4-4/19/2007	329,235	326,492

Short-term securities	Principal amount (000)	Market value (000)

Federal Home Loan Bank 5.065%-5.18% due 1/3-3/21/2007	$2,088,630	$ 2,076,840
Freddie Mac 5.04%-5.17% due 1/2-3/30/2007	2,423,000	2,407,045
Harley-Davidson Funding Corp.5.20%-5.23% due 1/4-2/26/2007[3]	50,500	50,248
Hershey Co. 5.19%-5.20% due 1/12-2/14/2007[3]	35,000	34,848
Hewlett-Packard Co. 5.25% due 1/19/2007[3]	36,000	35,900
HSBC Finance Corp. 5.20%-5.23% due 1/8-2/12/2007	364,100	363,236
IBM Capital Inc. 5.20% due 3/16/2007[3]	28,700	28,394
IBM Corp. 5.19%-5.23% due 1/5-2/15/2007[3]	150,000	149,354
International Bank for Reconstruction and Development 5.12%-5.15% due 1/19-1/29/2007	179,800	179,206
J.P. Morgan Chase & Co. 5.23% due 3/13/2007	50,000	49,488
Jupiter Securitization Co., LLC 5.24%-5.25% due 1/17-2/9/2007[3]	161,638	161,047
Park Avenue Receivables Co., LLC 5.25%-5.26% due 1/8-2/1/2007[3]	221,795	221,190
Johnson & Johnson 5.18% due 1/19-1/23/2007[3]	125,000	124,629
Kimberly-Clark Worldwide Inc. 5.22% due 2/21/2007[3]	35,000	34,751
Medtronic Inc. 5.20% due 1/11/2007[3]	25,000	24,961
NetJets Inc. 5.18%-5.19% due 2/9-2/23/2007[3]	73,500	73,026
Pfizer Investment Capital PLC 5.20%-5.22% due 2/8-2/23/2007[3]	150,000	148,995
Private Export Funding Corp. 5.21%-5.22% due 1/23-2/8/2007[3]	36,825	36,646
Procter & Gamble Co. 5.24% due 2/23/2007[3]	38,700	38,396
Procter & Gamble International Funding S.C.A. 5.24%-5.27% due 1/8-2/12/2007[3]	341,000	339,517
SunTrust Banks Inc. 5.29% due 2/5/2007	100,000	99,996
Three Pillars Funding, LLC 5.25%-5.31% due 1/2-3/26/2007[3]	209,056	208,204
Tennessee Valley Authority 5.10%-5.11% due 1/4-3/15/2007	125,000	124,156
Triple-A One Funding Corp. 5.25% due 1/29/2007[3]	9,333	9,294
U.S. Treasury Bills 4.805%-4.955% due 1/11-3/22/2007	866,100	860,499
Union Bank of California, N.A. 5.26%-5.29% due 1/4-3/29/2007	200,000	199,995
Variable Funding Capital Corp. 5.23%-5.25% due 1/4-2/2/2007[3]	407,000	406,298
Wm. Wrigley Jr. Co. 5.20% due 1/25/2007[3]	25,000	24,913

Total short-term securities (cost: $13,615,604,000)		13,615,095

Total investment securities (cost: $62,695,119,000)		89,132,200
Other assets less liabilities		(78,099)

Net assets		$89,054,101

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
 The total value of all such restricted securities was $4,107,188,000, which represented 4.61% of the net assets of the fund.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-904-0207-S6860

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Investment Company of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the "Fund") as of December 31, 2006, and for the year then ended and have issued our unqualified report thereon dated February 7, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers, LLP
Los Angeles, California
February 7, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ R. Michael Shanahan
R. Michael Shanahan, Vice Chairman and Chief Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ R. Michael Shanahan
R. Michael Shanahan, Vice Chairman and Chief Executive Officer

Date: March 9, 2007

By /s/ Carmelo Spinella
Carmelo Spinella, Treasurer and Principal Financial Officer

Date: March 9, 2007